UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 27, 2006

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27, 2006, Lincoln National Corporation (“LNC”) and Jefferson-Pilot Corporation (“Jefferson-Pilot”) distributed to Jefferson-Pilot’s shareholders the attached Form of Election and Letter of Transmittal and related materials in connection with the merger of Jefferson-Pilot into a subsidiary of LNC. The transaction is subject to required regulatory approvals, the applicable approvals of LNC and Jefferson-Pilot shareholders and customary closing conditions, and is expected to close in early April 2006.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are included with this Form 8-K.

Exhibit Number	Description
99.1	Form of Election and Letter of Transmittal and related materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Douglas N. Miller
Name:	Douglas N. Miller
Title:	Vice President, Controller and
Chief Accounting Officer

Date: February 27, 2006

Exhibit Index

Exhibit Number	Description
99.1	Form of Election and Letter of Transmittal and related materials.